UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009 (December 5, 2008)

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K of Harleysville National Corporation (the “Registrant”), filed with the Securities and Exchange Commission on December 5, 2008 (the “Initial Form 8-K”), to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed or February 20, 2009. As previously reported in the Initial Form 8-K, effective as of December 5, 2008, the Registrant completed the acquisition of Willow Financial Bancorp, Inc. pursuant to the merger agreement dated as of May 20, 2008.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements and related footnotes of Willow Financial Bancorp, Inc. as of June 30, 2008 and 2007, with independent registered public accountants’ report thereon and report on internal control over financial reporting as of June 30, 2008, are filed as Exhibit 99.1 to this Amendment No. 1 to Form 8-K.

The unaudited consolidated financial statements and related footnotes of Willow Financial Bancorp, Inc. as of September 30, 2008 are filed as Exhibit 99.2 to this Amendment No. 1 to Form 8-K.

(b)	Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet for Harleysville National Corporation and Willow Financial Bancorp, Inc. as of September 30, 2008 and the unaudited pro forma combined consolidated income statement for the nine months ended September 30, 2008 are filed as Exhibit 99.3 to this Amendment No. 1 to Form 8-K. The unaudited pro forma combined consolidated income statement for Harleysville National Corporation and Willow Financial Bancorp, Inc. for the year ended December 31, 2007 is contained in Harleysville National Corporation’s Registration Statement on No. 333-152007 on Form S-4/A, filed with the Commission on July 31, 2008 and incorporated herein by this reference.

(c)	Shell Company Transactions

Not Applicable

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accountants.
99.1
Audited consolidated financial statements and related footnotes of Willow Financial Bancorp, Inc. as of June 30, 2008 and 2007, with independent registered public accountants’ report thereon and report on internal control over financial reporting as of June 30, 2008.

99.2	Unaudited consolidated financial statements and related footnotes of Willow Financial Bancorp, Inc. as of September 30, 2008.
99.3
Unaudited pro forma combined consolidated balance sheet for Harleysville National Corporation and Willow Financial Bancorp, Inc. as of September 30, 2008 and the unaudited pro forma combined consolidated income statement for the nine months ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: February 20, 2009	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accountants.
99.1
Audited consolidated financial statements and related footnotes of Willow Financial Bancorp, Inc. as of June 30, 2008 and 2007, with independent registered public accountants’ report thereon and report on internal control over financial reporting as of June 30, 2008.

99.2	Unaudited consolidated financial statements and related footnotes of Willow Financial Bancorp, Inc. as of September 30, 2008.
99.3
Unaudited pro forma combined consolidated balance sheet for Harleysville National Corporation and Willow Financial Bancorp, Inc. as of September 30, 2008 and the unaudited pro forma combined consolidated income statement for the nine months ended September 30, 2008.